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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

         Date of Report (Date of Earliest event reported): May 19, 1997

                       BENEFICIAL MORTGAGE SERVICES, INC.
            (Exact name of registrant as specified in its character)

                                    Delaware

         (State or other jurisdiction of incorporation or organization)

                               333-2151 52-2022851
           (Commission File Number) (IRS Employer Identification No.)

                       Beneficial Mortgage Services, Inc.

                              One Christina Centre

                             301 North Walnut Street

                              Wilmington, DE 19801

              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (302) 425-2500

                                 Not applicable

           (Former name or form address, if changed since last report)


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Item 7.  Financial Statements and Exhibits
         (c)  Exhibits

        The following is filed herewith. The exhibit number corresponds with item 601(b) of the Regulation S-K.

         Exhibit No.                    Description

         99                             Tax opinion of Dechert Price & Rhoads.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BENEFICIAL MORTGAGE SERVICES, INC.

                                    By: /s/Charles D. Brown
                                        ---------------------------------------
                                         Name:  Charles D. Brown
                                         Its:  Vice President

Dated: May 19, 1997


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